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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  May 4, 2000



                          MICROTEL INTERNATIONAL, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                      1-10346               77-0226211
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(State or other jurisdiction of       (Commission File         (IRS Employer)
incorporation or organization)             Number)           Identification No.)




         9485 Haven Avenue, Suite 100, California                 91730
         --------------------------------------------------------------
         (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (909) 297-2699



             -------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

Acquisition of Belix Company, Ltd.
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         On April 17, 2000, the Company finalized its acquisition of Belix
Company, Ltd., ("Belix") including its two subsidiaries. The Company purchased the capital stock of Belix for $790,000 cash, assumption of debt of Belix of $575,000 and an earn-out for the former stockholders based on sales. If it is determined that financial statements are required to be filed, they will be filed within 60 days.

         Belix is located in England, U. K. and is in the business of manufacturing power supplies for various applications. It will be integrated into the Company's existing power supply producer, XCEL Power Systems, Ltd. Belix' assets consist mostly of accounts receivable, inventories and fixed assets.

         All dollar amounts indicated here above are derived from the conversion of British pounds into U. S. dollars at the conversion rate in effect at the time of the acquisition.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            MICROTEL INTERNATIONAL, INC.


                                            By: /s/ Randolph D. Foote
                                                --------------------------------
                                                Randolph D. Foote
                                                Chief Financial Officer


Date: May 4, 2000